Note 12 - Financial Instruments (Details 1) - CAD	May 31, 2017	Nov. 30, 2016
Total accounts receivable	CAD 982,809	CAD 472,474
Less allowance for doubtful accounts	0	0
Total accounts receivable, net	982,809	472,474
Not past due	929,577	427,519
Past due	982,809	472,474
Financing Receivables 31 To 60 Days Past Due [Member]
Past due	3,320	3,319
Financing Receivables 91 To 120 Days Past Due [Member]
Past due	CAD 49,912	CAD 41,636